UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2012

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 24, 2012, the compensation committee (the "Compensation Committee") of the board of trustees (the "Board") of RAIT Financial Trust ("RAIT") adopted a Form of Share Appreciation Rights Award Agreement (the "Form of SARs Award") to evidence grants made on January 24, 2012 pursuant to the RAIT Financial Trust 2008 Incentive Award Plan (the "Plan") to certain officers and employees of RAIT, including RAIT’s chief executive officer, chief financial officer and other named executive officers (as defined in instruction 4 to Item 5.02 of Form 8-K). The Form of SARs Award sets forth the vesting, exercise, settlement and other terms of share appreciation rights awards granted pursuant to the Plan. The foregoing description of the Form of SARs Award does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of SARs Award filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On January 24, 2012, the Compensation Committee approved a cash payment to RAIT's seven non-management trustees intended to constitute a portion of their respective 2012 annual non-management trustee compensation. RAIT’s non-management trustees are Edward S. Brown, Frank A. Farnesi, S. Kristin Kim, Arthur Makadon, John F. Quigley III, Jon C. Sarkisian and Murray Stempel, III. The cash payment was subject to terms and conditions set forth in a letter agreement (the "Letter Agreement") between each of the non-management trustees and RAIT. The Letter Agreement documented the election of each trustee to use a portion of the cash payment to purchase RAIT’s common shares of beneficial interest ("Common Shares") in purchases that, individually and in the aggregate with all purchases made by all the other non-management trustees pursuant to their respective Letter Agreements, complied with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. The aggregate amount used by all of the non-management trustees to purchase Common Shares is $210,000. These purchases are to commence on the trading day immediately following the end of RAIT’s current "blackout period," as defined in RAIT’s Insider Trading Policy. The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of letter agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 26, 2012	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	RAIT Financial Trust 2008 Incentive Award Plan Form of Share Appreciation Rights Award Agreement adopted January 24, 2012.
10.2	Form of Letter Agreement between RAIT Financial Trust ("RAIT") and each of its Non-Management Trustees dated as of January 24, 2012.